EXHIBIT 13.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report of mCloud Technologies Corp. (the “Company”) on Form 20-F for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on May 5, 2022 (the “Report”), I, Chantal Schutz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)	The Amendment No. 2 to the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ “Chantal Schutz”
Name:	Chantal Schutz
Title:	Chief Financial Officer

Date: August 22, 2022